Exhibit 10.27

CONSENT, WAIVER AND

AMENDMENT NO. 5 TO

SECURED PROMISSORY NOTE

PCS Link, Inc. (“Borrower”) is the borrower under that certain Secured Promissory Note (the “Note”) dated December 23, 2013, as amended, payable to Colgan Financial Group, Inc., a Connecticut corporation (“Lender”). Borrower and Lender desire to amend such Note pursuant to this Amendment No. 5 to Secured Promissory Note (this “Amendment”) dated as of October __, 2016 (the “Effective Date”), and Greenwood Hall, Inc. (“Greenwood Hall”), the parent of Borrower, desires to become an party to and enter into and join this Amendment as set forth below. Capitalized terms used, but not otherwise defined, shall have the meanings set forth in the Note.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lender and Greenwood Hall hereby agree as follows:

1.           Confirmations. As of the Effective Date, Borrower hereby confirms that it is unconditionally indebted to Lender in the amount of $690,893.00, reflecting principal and accrued interest through the Effective Date, less $150,000 to be canceled as of the Effective Date. Borrower acknowledges and agrees that interest is continuing to accrue as set forth in the Note. Borrower hereby confirms to Lender that it is unconditionally indebted to the Lender for all amounts owed under the Note and that Borrower has no claims, causes of action or counterclaims, whatsoever, in law or equity, in connection with the Note.

2.           Consent to Certain Transactions; Waiver of Existing Defaults.

(a)          Lender consents to Borrower’s grant of a senior security interest in all of the Collateral to Moriah Education Management, LLC (“Moriah”) pursuant to that certain Loan and Security Agreement, dated concurrently herewith, by and among Borrower, Greenwood Hall and Moriah.

(b)          Lender hereby waives any defaults or events of default known to exist as of the date hereof under the Note, but not defaults or events of default that are unknown or arise after the date hereof under the Note.

3.           Amendments. From and after the Effective Date, the Note is amended as follows:

(a)          The parties agree that the interest rate charged under the Note shall be twelve percent (12%) per annum, such payments of interest to commence on November 1, 2016 pursuant to the terms of the Note.

(b)          The parties agree that the Maturity Date shall be December 31, 2017.

(c)          At any time prior to the Maturity Date, Lender at its sole option and discretion may, upon written notice to Borrower and Greenwood Hall, convert the outstanding principal, and at Lender’s option, accrued interest outstanding under the Note, into a number of shares of common stock (the “Common Stock”) of Greenwood Hall, par value $0.001, determined by dividing (i) the principal amount plus accrued interest thereon as of the date of such conversion, by (ii) the purchase price of $0.14. If Lender elects not to convert the accrued interest outstanding under this Note into shares of Common Stock upon such conversion, all such accrued interest shall be due and payable upon Borrower’s and Greenwood Hall’s receipt of the notice of conversion.

(d)          The Borrower may (but shall not be required to) prepay the Note and fully satisfy all amounts due and owing hereunder by paying to the Lender the Prepayment Amount (as defined below) prior to the Maturity Date; provided, that prior to any such prepayment of the Prepayment Amount, the Borrower shall provide at least fifteen (15) days’ prior written notice to Lender of its intention to prepay the Note and, at any time during prior to prepayment, the Lender may exercise its option to convert the Note into shares of Common Stock by providing written notice to the Borrower. Upon receipt of any such notice from the Lender prior to the date of prepayment, the Borrower shall convert the Note into Common Stock as set forth in paragraph (c), above. The Prepayment Amount, if received on or before March 31, 2017, shall be equal to 150% of the Principal. The Prepayment Amount, if received at any time from and including April 1, 2017 through the Maturity Date, shall be equal to 200% of the Principal.

4.           Representations and Warranties.

(a)          Greenwood Hall represents and warrants that it is familiar with the Note, including all amendments thereto, and all additional documents and agreement between Lender and Borrower or Greenwood Hall. Greenwood Hall expressly joins this Amendment for the purposes of granting the conversion rights set forth in Section 3 above, and for making the representations and warranties and agreeing to the covenants and terms and conditions set in this Amendment.

(b)          All corporate action on the part of Borrower and Greenwood Hall, as applicable, necessary for the issuance and delivery of this Amendment and the reservation of the equity securities (including without limitation equity securities of a successor in interest or an affiliate of Greenwood Hall) issuable upon conversion of this Note (collectively, the “December 2013 Conversion Securities”) has been taken or will be taken prior to the issuance of such Conversion Securities. This Amendment, when executed and delivered by Borrower and Greenwood Hall, shall constitute valid and binding obligations of each of them enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. Borrower’s and Greenwood Hall’s execution, delivery and performance of its respective obligations under this Amendment and related documents and agreements do not and will not (i) contravene or conflict with the formation documents of Borrower or Greenwood Hall, (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Borrower or Greenwood Hall, or (iii) require the consent of any third party that has not been obtained.

(c)          The offer, issue, and sale of the Conversion Securities are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of applicable state securities laws.

5.           Effect of Amendment. The terms and conditions of the Loan Agreement and the Note shall remain the same and in full force and effect, except as specifically modified or replaced herein, and Greenwood Hall hereby acknowledges and agrees to such provisions, including without limitation Section 5 (Applicable Law) of the Note. Without limiting the generality of the foregoing, the parties agree that this Amendment shall be governed by and construed in accordance with the laws of the State of Connecticut without giving effect to any choice or conflict of law provision or rule (whether in the State of Connecticut or any other jurisdiction) that would cause the application of the laws of any other jurisdiction. Borrower, Lender and Greenwood Hall agree that the Federal and State courts of Connecticut shall be the exclusive forum for the resolution of any disputes related to this Amendment or the performance by Borrower, Lender or Greenwood Hall of their respective obligations hereto. Borrower, Lender and Greenwood Hall consent to such exclusive jurisdiction and agree to waive and not assert any objections to such jurisdiction, including those related to forum non conveniens. The terms of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. The Loan Agreement and the Note, as amended by this Amendment, together with all exhibits and schedules and documents referenced herein, supersedes all previous understandings and agreements between the parties, whether oral or written, with respect to the subject matter hereof.

6.           Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Signatures may be affixed manually or digitally and delivery of an executed counterpart of the signature pages to this Amendment by facsimile or by electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature page follows.]

In witness whereof, the parties have executed this Amendment as of the date first set forth above.

PCS LINK, INC.

Name:
Title:

GREENWOOD HALL, INC.

Name: John R. Hall
Title: Chief Executive Officer

COLGAN FINANCIAL GROUP, INC.

Name: Robert Colgan
Title: President

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